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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 23, 2005


                         GENESIS HEALTHCARE CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                  000-50351               20-0023783
  ------------------------------     ----------------        -------------------
 (State or other jurisdiction of     (Commission File          (IRS Employer
          incorporation                  Number)             Identification No.)


                 101 East State Street, Kennett Square, PA 19348
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 610-444-6350
                                                            ------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 7.01 REGULATION FD DISCLOSURE.

         The following is being furnished pursuant to Item 7.01.

         On February 23, 2005, Genesis HealthCare Corporation ("GHC") issued a press release announcing its board of directors' authorization of (i) an increase in the size of its previously announced common stock share repurchase program from $25.0 million to $50.0 million, (ii) the repurchase of a portion of GHC's 8% Senior Subordinated Notes due 2013 from time to time commencing in March 2005, and (iii) the amendment and restatement of its existing senior credit facility. A copy of this press release is attached hereto as Exhibit 99.1.

         On February 23, 2005, GHC also issued a press release announcing that it intends to offer $150.0 million aggregate principal amount of convertible senior subordinated debentures due 2025 through a private offering to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. The Company also announced that it plans to grant the initial purchasers of the debentures an option to purchase up to an additional $30.0 million in aggregate principal amount of the debentures. A copy of this press release is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                  (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not applicable.

                  (B)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

                  (C)      EXHIBITS.

                           The following exhibit is filed with this Current Report on Form 8-K:

                           Exhibit          Description
                           -------          ------------
                           99.1          Press Release, dated February 23, 2005
                           99.2          Press Release, dated February 23, 2005








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2005                    GENESIS HEALTHCARE CORPORATION


                                           By: /s/ James V. McKeon
                                              --------------------------------
                                               Name:  James V. McKeon
                                               Title: Chief Financial Officer